SUPPLEMENT DATED MARCH 23, 2009
TO

PROSPECTUS DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

By supplement dated December 8, 2008, notice was given that the OpCap Equity Portfolio was scheduled to close and terminate on March 20, 2009.  This close and termination is scheduled to occur on April 24, 2009.  Allocations remaining in the OpCap Equity Portfolio on April 24, 2009, will be transferred to the Sun Capital Money Market Fund.

Please retain this supplement with your prospectus for future reference.